SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                         September 18, 1997


                 SEARS ROEBUCK ACCEPTANCE CORP.

       (Exact name of registrant as specified in charter)



   Delaware          1-4040                51-0080535
(State or Other     (Commission         (IRS Employer
Jurisdiction of     File Number)        Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (302) 888-3112




Item 5.        Other Events.

          On September 18, 1997, Registrant executed a Pricing
Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several underwriters named therein, relating to $150,000,000 aggregate principal amount of Registrant's 6.70% Notes due September 18, 2007 pursuant to an Underwriting Agreement executed September 18, 1997, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, relating to debt securities.

          On September 23, 1997, Registrant executed a Pricing
Agreement with Morgan Stanley & Co. Incorporated, as Representatives of the several underwriters named therein, relating to $250,000,000 aggregate principal amount of Registrant's 7.50% Notes due October 15, 2027 pursuant to an Underwriting Agreement executed September 23, 1997, with Morgan
Stanley & Co. Incorporated, relating to debt securities.

          On October 3, 1997, Registrant executed a Pricing
Agreement with Goldman, Sachs & Co., as Representatives of the several underwriters named therein, relating to $300,000,000 aggregate principal amount of Registrant's 6.875% Notes due October 15, 2017 pursuant to an Underwriting Agreement dated June 25, 1997, with Goldman, Sachs & Co. Incorporated, relating to debt securities.

Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

Exhibit No.

   1(a)   Pricing Agreement, dated September 18, 1997, among
          Registrant, Sears, Roebuck and Co. ("Sears") and
          Merrill Lynch, Pierce, Fenner & Smith Incorporated.

   1(b)   Pricing Agreement, dated September 23, 1997, among
          Registrant, Sears and Morgan Stanley & Co.
          Incorporated.

   1(c) Pricing Agreement, dated October 3, 1997, among Registrant Sears and Goldman, Sachs & Co.

   1(d)   Underwriting Agreement, dated September 18, 1997, among
          Registrant, Sears and Merrill Lynch, Pierce, Fenner &
          Smith Incorporated.

   1(e)   Underwriting Agreement, dated September 23, 1997, among
          Registrant, Sears and Morgan Stanley & Co.
          Incorporated.

   1(e) Underwriting Agreement, dated June 25, 1997, among Registrant, Sears and Goldman, Sachs & Co. Incorporated herein by reference to Registrant's Current Report on Form 8-K dated May 13, 1997 (File No. 1-4040).

   4(a)   Form of 6.70% Note.

   4(b)   Form of 7.50% Note.

   4(c)   Form of 6.875% Note.

   5 Opinion of Nancy K. Bellis dated October 2, 1997, relating to the validity of $150,000,000 aggregate principal amount of 6.70% Notes due September 18, 2007, $250,000,000 aggregate principal amount of 7.50%
          Notes due October 15, 2027 and $300,000,000 aggregate principal amount of 6.875% Notes due October 15, 2017.

   23     Consent of Nancy K. Bellis (included in Exhibit 5).

                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEARS ROEBUCK ACCEPTANCE CORP.




Date:  October 14, 1997        By:/S/George F. Slook
                                   George F. Slook
                                   Vice President and
                                   Assistant Secretary



                          EXHIBIT INDEX

Exhibit No.

   1(a)   Pricing Agreement, dated September 18, 1997, among
          Registrant, Sears, Roebuck and Co. ("Sears") and
          Merrill Lynch, Pierce, Fenner & Smith Incorporated.

   1(b)   Pricing Agreement, dated September 23, 1997, among
          Registrant, Sears and Morgan Stanley & Co.
          Incorporated.

   1(c) Pricing Agreement, dated October 3, 1997, among Registrant Sears and Goldman, Sachs & Co.

   1(d)   Underwriting Agreement, dated September 18, 1997, among
          Registrant, Sears and Merrill Lynch, Pierce, Fenner &
          Smith Incorporated.

   1(e)   Underwriting Agreement, dated September 23, 1997, among
          Registrant, Sears and Morgan Stanley & Co.
          Incorporated.

   1(e) Underwriting Agreement, dated June 25, 1997, among Registrant, Sears and Goldman, Sachs & Co. Incorporated herein by reference Registratnt's Current Report on Form 8-K dated May 13, 1997 (File No. 1-4040.

   4(a)   Form of 6.70% Note.

   4(b)   Form of 7.50% Note.

   4(c)   Form of 6.875% Note.

   5 Opinion of Nancy K. Bellis dated October 2, 1997, relating to the validity of $150,000,000 aggregate principal amount of 6.70% Notes due September 18, 2007, $250,000,000 aggregate principal amount of 7.50%
          Notes due October 15, 2027 and $300,000,000 aggregate principal amount of 6.875% Notes due October 15, 2017.

   23     Consent of Nancy K. Bellis (included in Exhibit 5).